Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

20.                Commitments and Contingencies

(a)                   Commitments

The Company leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through March 2013. As of December 31, 2011, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2012	47,348	48,157	77,564	47,194	220,263
2013	31,675	5,297	—	9,022	45,994
2014	9,242	—	—	2,079	11,321
2015	—	—	—	119	119
	88,265	53,454	77,564	58,414	277,697

For the years ended December 31, 2009, 2010 and 2011, the Company incurred rental expenses in the amounts of approximately RMB37.7 million, RMB42.2 million and RMB50.5 million, respectively.

Additionally, in August 2008, Blizzard agreed to license to Shanghai EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform, as described in Note 9 above. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II: Wings of Liberty in China in April 2011.  In April 2009, Blizzard and the Company announced that Blizzard’s World of Warcraft would also be licensed to Shanghai EaseNet in mainland China for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. Under these license agreements, Shanghai EaseNet is required to pay license fees, royalties and consultancy fees to Blizzard for the games, and it also has a minimum marketing expenditure commitment. In accordance with the above-mentioned two license contracts, the Company has incurred an overall commitment totaling approximately RMB2.2 billion. As of December 31, 2011, the Company’s outstanding commitments under the two license contracts totaled RMB576.9 million which can be summarized as follows (in millions):

RMB
Contract Year One	43.1
Contract Year Two	181.5
Contract Year Three	352.3
Total	576.9

In addition, Shanghai EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the two license agreements with Blizzard in the aggregate amount of up to approximately RMB1.4 billion over the three-year term of licenses.  This amount represents the maximum expenditure Shanghai EaseNet would have to make for the prescribed hardware, but it may be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Company has guaranteed the foregoing amounts if and to the extent Shanghai EaseNet has insufficient funds to make such payments. The Company will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by Shanghai EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Company and the joint venture with Blizzard which provides technical services to Shanghai EaseNet.

In March 2012, Blizzard and Shanghai EaseNet renewed the license agreement of World of Warcraft, and extended the license period to another three-year period commencing from September 2012. Under the renewed license agreement, the Company expects to incur additional commitment totaling approximately RMB1.3 billion, covering royalty and consultancy fees to Blizzard and the minimum marketing expenditure as well.

(b)                   Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Company’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.